UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 18, 2021
(Date of earliest event reported)

3650R 2021-PF1 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001890702)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

3650 REIT Commercial Mortgage Securities II LLC

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001856217)

Delaware	333-255181-01	86-3132877
(State or other jurisdiction of incorporation of registrant)	(Commission File No. of registrant)	(IRS Employer Identification No. of registrant)

2977 McFarlane Road, Suite 300

Miami, Florida 33133

(Address of principal executive offices of registrant)

(310) 862-9994

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on November 18, 2021, with respect to 3650R 2021-PF1 Commercial Mortgage Trust. The purpose of this amendment is to file as Exhibit 99.1 the executed version of the Second Amended and Restated Servicing Agreement dated October 31, 2021 (the “WF/Computershare Servicing Agreement”), by and among Wells Fargo Bank, National Association and certain of its affiliates and Computershare Trust Company, N.A., Computershare Delaware Trust Company and Computershare Limited. The terms of the WF/Computershare Servicing Agreement are described in the Supplement dated November 24, 2021 and filed with the Securities and Exchange Commission on November 24, 2021. No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 99.1	Second Amended and Restated Servicing Agreement dated October 31, 2021, by and among Wells Fargo Bank, National Association and certain of its affiliates and Computershare Trust Company, N.A., Computershare Delaware Trust Company and Computershare Limited.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 24, 2021	3650 REIT COMMERCIAL MORTGAGE SECURITIES II LLC

	By:	/s/ Tobin Cobb
		Name:	Tobin Cobb
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Itm 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Second Amended and Restated Servicing Agreement dated October 31, 2021, by and among Wells Fargo Bank, National Association and certain of its affiliates and Computershare Trust Company, N.A., Computershare Delaware Trust Company and Computershare Limited.	(E)